The Growth Fund of Washington

         Prospectus Supplement, dated October 5, 2001, to the prospectus and statement of additional information dated May 1, 2001.

     At a meeting of the Board of Directors on October 5, 2001, the Board unanimously approved several important changes, and determined to ask shareholders to vote on them, at a meeting of shareholders to be held on December 5, 2001.

     First, shareholders will be asked to approve a change in the Fund's investment objective. Currently, the Fund seeks long term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, DC, Maryland or Virginia. The Board is recommending that the Fund no longer have a regional or local investment focus but broaden its investment scope to invest primarily in securities of domestic, medium and large capitalization companies. Accordingly, the Fund's investment adviser would be free to make investments without regard to the regional location of the company's headquarters or other major places of business. The proposed investment objective would be to seek long term capital appreciation. It is anticipated that the Fund will gradually diversify its holdings consistent with its new, national investment focus, and that its portfolio turnover rate will increase over its historically low levels, with a probable increase in capital gains.

     Second, the Board will recommend that shareholders also approve a proposed investment advisory agreement with JPMorgan Investment Management Inc. ("JPMorgan"). Under this agreement, JPMorgan would become the Fund's investment adviser with the authority to select the Fund's investments, and Washington Investment Advisers, Inc. would no longer serve as investment adviser. The Fund is currently offered and sold to investors as a part of the JPMorgan Funds family, and if the proposed advisory agreement is approved by shareholders, the Fund's relationship with the JPMorgan Funds will be further strengthened. The JPMorgan Funds family is one of the largest mutual fund complexes in the United States with $110 billion under management.

     If shareholders approve these changes, it is anticipated that they will take effect on December 31, 2001, or as soon thereafter as is reasonably practical. At that time the Fund would be renamed the JPMorgan Value Opportunities Fund. These proposed changes are not expected to affect adversely the Fund's expense ratio. Since the final determination of whether to change the Fund's investment focus and investment adviser can only be made by shareholders, until shareholders have voted, the Fund will discontinue sales of shares of the Fund to new investors (persons with existing accounts, automatic purchase plans and reinvestment of dividends and distributions will not be affected by this discontinuance of sales). If the proposals are approved, Johnston-Lemon Group, Incorporated, the parent company of the Fund's business manager, will purchase shares of the Fund in the amount of $5 million to assist the adviser in the transition of the Fund's portfolio to a national focus.